Exhibit 99.1

Slide 1:

AvalonBay

Communities, Inc.

AvalonBay Analyst/Investor Event

Planned Evolution

June 19, 2002

Slide 2:

Planned Evolution

Planned Evolution

Strategic Evolution

Enhancing Our Strategic Focus

Slide 3:

Planned Evolution

Strategic Evolution

Refining of Strategic Vision

To more deeply penetrate our
chosen markets

.  . . through a broader range of
products and services….

with an increased focus on our
customer.

Slide 4:

Planned Evolution

Planned Evolution

Strategic Evolution

Enhancing Our Strategic Focus

Customer Evolution

Knowing and Serving our Customer

Slide 5:

Planned Evolution

Customer Evolution

Knowing and Serving Our Customer

•        Projected growth from “empty nester” baby boomers and “echo-boomers”

[See the slide of the same title in Exhibit 99.2.]

Slide 6:

Planned Evolution

Planned Evolution

Strategic Evolution

Enhancing Our Strategic Focus

Customer Evolution

Knowing and Serving our Customer

Product Evolution

Broadening Our Product Offering

Slide 7:

Portfolio

Product Evolution

Garden/TH  [Photo of Avalon Oaks]  [Photo of Avalon at Arlington Square]  [Photo of Avalon at Flanders Hill]

Mid-Rise  [Photo of Avalon Willow]  [Photo of Avalon Corners]  [Photo of Avalon on Stamford Harbor]

High-Rise  [Photo of Avalon Towers by the Bay]  [Photo of Towers at Avalon Cove]  [Photo of Avalon Riverview]

Slide 8:

Planned Evolution

Planned Evolution

Strategic Evolution

Enhancing Our Strategic Focus

Customer Evolution

Knowing and Serving our Customer

Product Evolution

Broadening our Product Offering

Associate Evolution

Cultivating Our Talent

Financial Foundation for Planned Evolution

Slide 9:

Planned Evolution

Financial Foundation

•	Match long-term assets with long-term capital

•	Limit floating rate debt	Chart showing:
AVB — 2.2%
Multifamily Average — 7.4%
•	Limit secured finance

•	Match equity capital to business risks	Pie Chart showing:
Preferred — 4%
•	Provide detailed financial disclosures	Debt — 37%
Common — 59%

Slide 10:

Planned Evolution

Outsized Performance

Sector-Leading NOI Growth

Chart showing:
AVB — 7 year average NOI growth of 7.2%
Multifamily Sector — 7 year average NOI growth of 5.2%

(1)  On a pro forma basis as if the 1998 merger had occurred at the beginning of 1994

(2)  Average based on data provided by Green Street Advisors, Inc.

Slide 11:

Planned Evolution

OUTSIZED PERFORMANCE

Sector-leading FFO per share growth

Chart showing:
AVB — 7 year average FFO per share growth of 10.7%
Multifamily Sector — 7 year average FFO per share growth of 7.4%

(3)  Multifamily average consists of 15 publicly traded multifamily companies.  FFO per share obtained from individual company reports was adjusted to conform to NAREIT’s definition where appropriate.

[Management generally considers Funds from Operations (FFO) to be an appropriate supplemental measure of the operating performance of AvalonBay because it provides investors an understanding of the ability of AvalonBay to incur and service debt and to makes capital expenditures.  FFO is determined based on a definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), which may differ from the methodology for computing FFO used by other REITs, and, accordingly, AvalonBay’s calculation of FFO may not be comparable to the FFO reported by other REITs.  FFO as used by AvalonBay means net income or loss computed in accordance with generally accepted accounting principles (GAAP), except that excluded from net income or loss are gains or losses on sales of property and extraordinary (as defined by GAAP) gains or losses on debt restructuring; plus depreciation of real estate assets; and after adjustments for unconsolidated partnerships and joint ventures.  FFO does not represent cash generated from operating activities in accordance with GAAP.  Therefore it should not be considered an alternative to net income as an indication of our performance.  FFO should also not be considered an alternative to net cash flows from operating activities as determined by GAAP as a measure of liquidity.  Additionally, it is not necessarily indicative of cash available to fund cash needs.]

Slide 12:

Planned Evolution

OUTSIZED PERFORMANCE

Dividends — Safety and Growth

[See the slide of the same title in Exhibit 99.2.  The “payout ratio” refers to the dividend per share expressed as a percentage of FFO per share.  For a discussion of the meaning of FFO, see Slide 11 above.]

Slide 13:

Planned Evolution

OUTSIZED PERFORMANCE

Compound Annual Growth Return

Chart showing:
AVB — 7 year average compound annual growth return of 19.7%
Multifamily Sector — 7 year average compounding annual growth return of 14.0%

(4)  Data provided by NAREIT and represents average annual return for the period December 31, 1994 to December 31, 2001.

Slide 14:

Planned Evolution

OUTSIZED PERFORMANCE

NAV per Share Growth

Chart showing:
AVB — 7 year average NAV per share growth of 11.5%
Multifamily Sector — 7 year average NAV per share growth rate of 4.0%

Source:  Green Street Advisors, Inc.

[NAV means Estimated Net Asset Value, which is the estimated market value of a company’s assets less all current and long-term liabilities divided by the number of outstanding common shares and operating partnership units.  The calculation of estimated NAV by others may not be comparable to the calculation prepared by Green Street Advisors, Inc.]

Slide 15:

AvalonBay

Communities, Inc.

AvalonBay Analyst/Investor Event

Strategic Evolution

June 19, 2002

Slide 16:

Market Research

•        Long-Term and Short-Term Perspective

•        Tools and Methodology

•        Application to AVB

•        Conclusions

Slide 17:

Market Research:  Methodology

Short Term

•      Market Monitors

•      Market Index

•      MSA and Submarket reviews

•      Third party reviews

Slide 18:

Market Research:  Methodology

Market Monitors:

Economic Market Monitors
• Stock Market Performance	• Corporate Profits
• Treasury Spread	• GDP Growth
• Consumer Confidence	• Employment Growth

Apartment Market Monitors
• Rental Household Growth	• Single-Family Home Sales
• New Supply as a % Inventory	• Market Occupancy
• Demand/Supply	• Market Rent
• Home Affordability

AVB Portfolio Monitors
• Prospect Traffic	• Economic Occupancy
• Available Homes	• Market Rent Growth
• Traffic/Availability	• Loss to Lease
• Lease Break-up Fees	• Concessions
• Bad Debt Ratio	• Gross Leases
• Turnover	• Conversion Ratio

Slide 19:

Market Research:  Methodology

Short-Term

Market Index:

•      Nine Market Monitors

•      Quarterly snapshot

•      Current and projected apartment market conditions

Slide 20:

Market Research:  Methodology

Short-Term

MSA [Metropolitan Statistical Area] and Submarket Reviews:

•      MSA Snapshot

–   Highlights

–   Summary Graphs:  Jobs, Rents, Supply, Etc.

•      MSA Review

–   Economic Profile and Trends

–   Commercial Activity

–   Apartment Indicators and Results

•      Submarket Review

–   Completions

–   Rents/Occupancy

Slide 21:

Market Research:  Methodology

Short-Term

Third Party Reviews:

•      Quarterly national updates

•      Detailed MSA reviews

•      Q & A

Slide 22:

Market Research:  Methodology

Longer Term

•      Market Rankings

–   Relative Assessment of Markets

–   Intermediate Outlook

•      Other Research

–   Portfolio Performance

–   Portfolio Diversification

–   Demographic Studies

Slide 23:

Market Research:  Application

Shorter-Term

Slide 24:

Market Research:  Application

Short-Term

Corporate Profits % Change vs. Year Ago

[See the slide of the same title in Exhibit 99.2.]

Slide 25:

Market Research:  Application

Short-Term

Consumer Confidence

[See the slide of the same title in Exhibit 99.2.]

Slide 26:

Market Research:  Application

Short-Term

GDP Growth

[See the slide of the same title in Exhibit 99.2.]

Slide 27:

Market Research:  Application

Short-Term

Annual Employment Growth

[See the slide of the same title in Exhibit 99.2.]

Slide 28:

Market Research:  Application

Short-Term

Single-Family Home Sales

[See the slide of the same title in Exhibit 99.2.  In the chart presented, the vertical axis represents single family home sales in thousands]

Slide 29:

Market Research:  Application

Short-Term

New Supply as a % Total Inventory

[See the slide of the same title in Exhibit 99.2.  In the chart presented, the vertical axis represents new apartment completions as a percentage of existing apartment inventory from apartment communities with 40 or more apartment homes]

Slide 30:

Market Research:  Application

Short-Term

Demand/Supply Ratio

[See the slide of the same title in Exhibit 99.2.  In the chart presented, the vertical axis represents the ratio of net new renter households to new apartment completions]

Slide 31:

Market Research:  Application

Short-Term

Occupancy (REIS)

[See the slide of the same title in Exhibit 99.2.]

Slide 32:

Market Research:  Application

Short-Term

Annualized Rental Rate Growth (REIS)

[See the slide of the same title in Exhibit 99.2. ]

Slide 33:

Market Research:  Application

Short-Term

Traffic/Available Homes

[See the slide of the same title in Exhibit 99.2.  In the chart presented, the vertical axis represents monthly average of the number of visits by prospective renters per week divided by the average number of available homes.]

Slide 34:

Market Research:  Application

Short-Term

Economic Occupancy

[See the slide of the same title in Exhibit 99.2.  The chart presents data about AvalonBay.  Economic occupancy takes into account the fact that apartment homes of different sizes and locations within a community have different economic impacts on a community’s gross revenue.  Economic occupancy is defined as total possible revenue less vacancy loss (i.e. vacant units at market rents) as a percentage of total possible revenue.  Total possible revenue is determined by valuing occupied units at contract rates and vacant units at market rents.]

Slide 35:

Market Research:  Application

Short-Term

Market Rent Growth

[See the slide of the same title in Exhibit 99.2.  The chart presents year-over-year AvalonBay (not general market) data.]

Slide 36:

Market Research:  Application

Longer-Term

Slide 37:

Market Research:  Application

Longer-Term

Market Rankings:  Overview

•      Relative rankings of AVB markets

•      Applied to investment guideline tools

•      Intermediate-term perspective

•      Four variables

Slide 38:

Market Research:  Application

Longer-Term

Average Annual Employment Growth (1998-2003)

[See the slide of the same title in Exhibit 99.2.]

Slide 39:

Market Research:  Application

Longer-Term

Completions as % of Inventory (1998-2003)

[See the slide of the same title in Exhibit 99.2.]

Slide 40:

Market Research:  Application

Longer-Term

Demand/Supply (1998-2003)

[See the slide of the same title in Exhibit 99.2.]

Slide 41:

Market Research:  Application

Longer-Term

Housing Affordability (4Q01)

[See the slide of the same title in Exhibit 99.2.]

Slide 42:

Market Research:  Application

Longer-Term

Market Rent Growth (1998-2003)

[See the slide of the same title in Exhibit 99.2.]

Slide 43:

Market Research:  Application

Longer-Term

Market Rankings:  Summary

Higher	Middle	Lower
Boston	Central NJ	Baltimore
Los Angeles	Long Island	Chicago
New York	Northern NJ	Fairfield
Orange County	Oakland	Minneapolis
San Diego	San Jose	Seattle
San Francisco	Washington DC

Slide 44:

Market Research

Conclusions

Economy

•      Recovery Signals

•      Consumer spending vs. business confidence

•      Modest growth

AVB Apartment Markets:

•      More short-term volatility compared to U.S.

•      Short-term:  recovery expected to lag U.S.

•      Long-term:  supply — constrained markets outperform

Slide 45:

Investment Strategy

•        Key Objectives

•        Methodology

•        Application

Slide 46:

Investment Strategy

Key Objectives:

•        Best Markets

•        Market Leadership

•        Sustainable and Balanced Growth

•        Value Added Investment

Slide 47:

Investment Strategy

Methodology Overview:

•        Markets:  Market Rankings

•        Investment Opportunities:  Investment Matrix

•        Portfolio:  Capital Allocation

•        Execution:  Business Unit Planning

Slide 48:

Investment Strategy

Market Rankings:

Higher	Middle	Lower
Boston	Central NJ	Baltimore
Los Angeles	Long Island	Chicago
New York	Northern NJ	Fairfield
Orange County	Oakland	Minneapolis
San Diego	San Jose	Seattle
San Francisco	Washington DC

Slide 49:

Investment Strategy

Investment Matrix:

•      Unique returns for each opportunity depending on:

–   Short term cost of capital and accretion premium

–   Investment Type

–   Market/Location Quality

–   Asset Quality

–   Risk Factors

Slide 50:

Investment Strategy

Investment Matrix:

•      Benefits:

–   Uniqueness priced into each deal

–   Assures that more attractive deals are funded

–   Pushes investment decision making down

Slide 51:

Investment Strategy

Capital Allocation:

•      Determines how we build our portfolio

•      Principally a function of four factors:

–   Market size

–   Quality

–   Stability

–   Profitability

Slide 52:

Investment Strategy

Capital Allocation:

•      Other considerations:

–   Portfolio diversification objectives

–   Portfolio growth objectives

–   Market leadership objectives

–   Market experience and capability

Slide 53:

Investment Strategy

Capital Allocation:  Market Quality (60%)

Market	Ranking
Boston	Higher
San Francisco
Los Angeles
San Diego
Orange Co.
New York
Central NJ	Middle
Oakland
Northern NJ
Long Island
Washington
San Jose
Chicago	Lower
Baltimore
Fairfield
Minneapolis
Seattle

Slide 54:

Investment Strategy

Capital Allocation:  Profitability (20%)

Market	Ranking
Boston	Higher
San Jose
Long Island
Washington
Northern NJ
Central NJ
Fairfield-New Haven	Middle
San Francisco
Baltimore
New York
Oakland
Los Angeles
Orange Co.	Lower
Minneapolis
San Diego
Chicago
Seattle

Slide 55:

Investment Strategy

Capital Allocation :  Stability (20%)

Market	Ranking
Fairfield-New Haven	Higher
Central NJ
Northern NJ
Baltimore
Chicago
Minneapolis
Seattle	Middle
New York
Washington
Long Island
Orange Co.
San Diego
Boston	Lower
Los Angeles
San Francisco
Oakland
San Jose

Slide 56:

Investment Strategy

Portfolio Diversification:

AvalonBay’s Markets:  Ranked by Sharpe Ratio

[Management discussed that it considers the “Sharpe” ratio of each of its markets when considering capital allocation.  The Sharpe ratio is a measure of the excess return of an investment over the “risk free” return, divided by the volatility (measured by the standard deviation of the return) of the investment.  The markets with the highest Sharpe ratio were Fairfield County, NJ, New York City and Chicago.  The markets with the lowest Sharpe ratio were Los Angeles, San Jose and San Diego.]

Slide 57:

Investment Strategy

[Management discussed that it has studied the average economic return and volatility of each of its markets and notes that the markets with greater volatility tend to have greater average economic returns.  The markets with the highest volatility and average return were San Jose and San Francisco and the markets with the lowest volatility and average return were in New Jersey, Minneapolis and Southern California.]

Slide 58:

Investment Strategy

Capital Allocation:  Targets

Market	AVB Target	Total Capital Adjust.
Boston	Overweight	$$
New York		—
Central NJ		$$
Washington DC		$$
San Francisco		$$
Los Angeles		$$
Fairfield-New Haven	Balance	($)
Long Island		—
Northern NJ		$
San Jose		($$)
Seattle		($)
Oakland		$
Orange Co.	Underweight	$
San Diego		$
Baltimore		—
Chicago		$$
Minneapolis		—

[Total capital adjustment indicates the relative weighting of future capital allocation targets needed to achieve the desired weighting of AvalonBay’s interests in a given market.]

Slide 59:

Investment Strategy

Capital Allocation:

Benefits:

•      Helps guide long-term investment strategy

•      Ensures minimal level of market diversification

•      Pushes down investment decision making

•      Provides insight into regional staffing levels

Slide 60:

Investment Strategy

Execution:

•      Managed regionally by local natives

•      2/3 officers in regional offices

•      Average tenure = 5 years

•      Develop business unit plans

Slide 61:

Investment Strategy

Conclusions

Summary:

•      Structured Approach

–   Research discipline

–   Decentralized execution

•      Strategy will continue to evolve

•      AVB markets will outperform long-term

Slide 62:

AvalonBay

Communities, Inc.

AvalonBay Analyst/Investor Event

Customer Evolution

June 19, 2002

Slide 63:

Customer Evolution

•        Knowing and Serving our Customer is a Guiding Principal for AvalonBay.

•        The Customer is Changing:

–  More Diverse

–  More Segmented

–  More Affluent

–  More Demanding

Slide 64:

AVB Resident Profile

Category		2001
Number of Occupants		1.98
Gender	- Male	44%
	- Female	53%
Marital Status — Married		50%
Age		36.4 yrs
College Educated
- Attended College		83%
- Graduated College		67%
- Advanced Degree		27%
Occupation	- High Tech	23%
	- FIRE	13%
	- Services	19%

[FIRE refers to the financial, insurance and real estate industries.]

Slide 65:

AVB Resident Profile

•        54 % were previous apartment renters.

•        27% owned a home (23%) or condo (4%).

•        15% rented a home or condo.

•        71% work full-time.

•        37% are “just starting out” in career.

•        38% are in “mid-career.”

Slide 66:

AVB Resident Profile

[See the slide of the same title in Exhibit 99.2.]

Slide 67:

Customer Focus Initiative

Customer Focus is about both:

•      Customer Knowledge

–      Who are our customers?

–      What do they want?

•      In Product

•      In Services

•      Customer Service

–      How are we doing?

–      How can we do better?

Slide 68:

Customer Focus Initiative

•        Objective:  Consistently Superior Customer Experience

Consistent Customer Targeted Products

Consistent Customer Service Standards

Consistent Customer Focused Associates

Slide 69:

What is the right approach at AVB?

[See the slide of the same title in Exhibit 99.2.]

Slide 70:

What is the right approach at AVB?

CUSTOMER FOCUS INITIATIVE

Operating Excellence

•    Maintenance Response Time

•    Maintenance Satisfaction — “Right the 1st Time”

•    Community Office Hours

•    Leasing Staff Interaction

•    Ease of Leasing (Paperwork)

•    Security Deposit Return

•    Resident Issue Resolution

Slide 71:

What is the right approach at AVB?

[See the slide of the same title in Exhibit 99.2.]

Slide 72:

How are we addressing it?

•        Shifting the Culture at AvalonBay

–   Embrace our Core Value of “A Focus on Continuous Improvement”

–   Objective View of what our Customers Perceive

–   View Measurement as Integral to show we understand our Customer

–   Added Vice President of Customer Service

Slide 73:

How are we addressing it?

•        Establishing a Framework for Change:

–   Leadership

–   Service Standards

–   RS Operations

–   Resident Communications

–   Measurement & Monitoring

–   Compensation

–   Hiring & Training

Slide 74:

How are we addressing it?

Leadership

•        Steering Committee determines corporate direction.

•        VP-Customer Service applies “constant pressure.”

•        All Group Heads engaged.

Slide 75:

How are we addressing it?

Service Standards

•        Seven standards established:

–   Positive Experience and Impression

–   Timeliness

–   Flawless Execution

–   Respectful

–   Hassle-Free Environment

–   Two-Way Communication

–   Value

•        Defining tangible performance criteria

Slide 76:

How are we addressing it?

RS Operations

•        All RS Associates actively engaged

–   On-site associates empowered

–   “Best Practices” being determined

–   “Roadblock” issues being identified

•        Action Plans developed for every community

–   SOP’s created

–   Parking Task Force Established

•        Budget process streamlined

Slide 77:

How are we addressing it?

Resident Communications

•        “Resident friendly” office hours

•        “Warm Call” program

•        Resident Newsletter

Slide 78:

How are we addressing it?

Measuring/Monitoring

•        Ongoing Resident Focus Groups

•        Ongoing Move-in and Renewal/Exit Surveys

•        Annual Maintenance Operations Evaluation

•        Annual Resident Satisfaction Survey

Slide 79:

Resident Satisfaction Survey

•        Surveying Customers with CEL-REACT Survey

–   Detailed Resident Demographic Data

–   Benchmark within our industry and company

–   Comparison of “Success Factors” between residents and on-site management

–   Identify customer service “Best Practice Managers”

–   Compare results year after year

Slide 80:

What are Residents telling us?

•        Residents tell us they are satisfied with:

–   Visual appeal of the community (87%)

–   Location of the community (86%)

–   Overall condition of the community (81%)

–   Courtesy and respect of staff (77%)

–   Professionalism of leasing personnel (75%)

Slide 81:

What are Residents telling us?

•        Most important in deciding where to live:

–   Floor plan/size of apartment home (93%)

–   Features provided in apartment home (93%)

–   Responsiveness of on-site staff to resident needs (89%)

–   Distance of community to area attractions (84%)

–   Community that will accept resident’s packages (81%)

–   Availability of high-speed internet access (53%)

–   Community computer/business center (27%)

Slide 82:

How are we addressing it?

Compensation

•        Significant percentage of Corporate Bonus Component

•        Component of Annual Review for All Associates

•        Recognition-based program for On-site Associates

Slide 83:

How are we addressing it?

Hiring and Training

•        Hire Customer Centric Associates

–   Developing behavior-based interview process

–   Developing tools to determine customer service aptitude

•       Mobilize Training Department

–   Reinforce customer service culture

–   Communicate basic service standards

–   Provide “tools not rules”

–   Stress service recovery

Slide 84:

The Customer Focus Journey

[See the slide of the same title in Exhibit 99.2.]

Slide 85:

How will this affect our Residents?

[See the slide of the same title in Exhibit 99.2.]

Slide 86:

How will Customer Focus benefit AVB?

[See the slide of the same title in Exhibit 99.2.]

Slide 87:

AvalonBay

Communities, Inc.

AvalonBay Analyst/Investor Event

Product Evolution

June 19, 2002

Slide 88:

Product Evolution

Agenda

•        Product evolution.  Why?

•        Product evolution.  How?

•        Process

•        Product

Slide 89:

Product Evolution

1993	2002

Pie Chart showing:	Pie Chart showing:

Garden — 93%	Garden — 64%
Mid/High-Rise — 7%	Mid/High-Rise — 30%
Townhome — 6%

Slide 90:

Product Evolution.  Why?

•      Meet unique physical challenges

•      Meet customer driven opportunities

Slide 91:

Product Evolution.  Why?

Physical Challenges

•        Urban density

•        Regulatory

•        Transportation

Slide 92:

Product Evolution.  Why?

Customer — Changing needs and demand

•        Location

•        Urban renaissance

•        Apt size/mix/finish/features

•        Community Amenities

Slide 93:

Product Evolution.  How?

•      Organizational Strategy

•      Product Conception and Design Strategy

•      Product Execution Strategy

Slide 94:

Organization

Decentralized Execution

[downward arrow]

Centralized Support

Slide 95:

Decentralized Execution

[See the slide of the same title in Exhibit 99.2]

Slide 96:

National Centralized Support

•      Development

•      Construction — Estimating, Purchasing

•      Residential Service — Market Feedback, Underwriting

•      HR — Training, Recruiting

•      Finance — Closings, Proforma Analysis, Bonds

•      Administration — Insurance, Accounting

Slide 97:

Product Evolution.  How?

•        Organizational Strategy

•        Product Conception and Design Strategy

•        Product Execution Strategy

Slide 98:

Conception and Design Strategy

Customer Feedback

•        Focus groups

•        Resident surveys

•        Asset and portfolio performance

•        Lessons learned — continuous improvement

Slide 99:

Conception and Design Strategy

•      Physical Challenges

•       Available sites

•       External constraints

•      Regulations — zoning, building, environmental

•      Constructability

•      Political climate

Slide 100:

Conception and Design Strategy

Product standards

•      Saves time —

Not reinventing wheel

•      Saves money —

National purchasing

Maintenance

•      Ensures quality

Slide 101:

Product Evolution.  How?

•      Organizational Strategy

•      Product Conception and Design Strategy

•      Product Execution Strategy

Slide 102:

Product Execution Strategy

•      Local execution

•      Asset Team matrix organization

•      “Discretion within a box”

Slide 103:

Product Execution Strategy

Development Milestones

•      Contract

•      Due Diligence

•      Start of construction

•      Leasing and stabilization

Slide 104:

Differentiated Product

•      Garden and Townhome

•      Mid-Rise

•      High-Rise

Slide 105:

Garden and Townhome

[Photo of Avalon Crescent]	[Photo of Avalon Orchards]

[Photo of Avalon Oaks]	[Photo of Avalon at Arlington Square]

Slide 106:

Garden and Townhome

[Photo of Avalon Estates]	Avalon Estates
Hull, Massachusetts

• 162 Apartment Homes
• $21M Total Capital Cost
• $1,640 Average Rent per Home
• $1.40 Rent per Square Foot

Slide 107:

Differentiated Product

•      Garden and Townhome

•      Mid-Rise

•      High-Rise

Slide 108:

Mid-Rise

[Photo of Avalon at Edgewater]	[Photo of Avalon Silicon Valley]

[Photo of Avalon Newton Highlands]	[Photo of Avalon Corners]

Slide 109:

Mid-Rise

[Photo of Avalon Bellevue]	Avalon Bellevue
Bellevue, Washington

• 202 Apartment Homes
• $31M Total Capital Cost
• $1,585 Average Rent per Home
• $1.90 Rent per Square Foot

Slide 110:

Differentiated Product

•      Garden and Townhome

•      Mid-Rise

•      High-Rise

Slide 111:

High-Rise

[Photo of Avalon Towers on the Peninsula]	[Photo of Avalon Riverview]	[Photo of The Tower at
Avalon Cove]

	[Photo of Avalon Towers	[Photo of Avalon at
	by the Bay]	Gallery Place]

Slide 112:

High-Rise

[Photo of Avalon on the Sound]	Avalon on the Sound
New Rochelle, New York

• 412 Apartment Homes
• $93M Total Capital Cost
• $2,470 Average Rent per Home
• $2.75 Rent per square Foot

Slide 113:

Summary

•      Risk-measured Process

•    Systematic

•    Institutionalized processes and standards

•      Young well designed portfolio

•      Significant value creation

[downward arrow]

Initial Stabilized Yield of 11.1%

Over $1.7B of New Development

[The “yield” referred to above is AvalonBay’s determination of community-level earnings achieved for the first stabilized year of operations following the completion of construction (before interest, income taxes (if any), depreciation, amortization and extraordinary items, and after taking into account operating expenses for the community but not a management fee or any allocation of corporate overhead), divided by the cost of construction.  Yield, and the components used to calculate yield, are not determined in accordance with generally accepted accounting principles and the method for determining yield used by other REITs could differ.]

Slide 114:

AvalonBay

Communities, Inc.

Analyst/Investor Event

Associate Evolution: Building and Sustaining

Management Strength

July 19, 2002

Slide 115:

Building & Sustaining

Management Strength

•      Experienced Management Team

•      Organized for Success

•      Systematic Approach to Management Development

•      Results

Slide 116:

Experienced Management Team

[See the slide of the same title in Exhibit 99.2.]

Slide 117:

Strength of Management Team

•      30 Officers

–    Average tenure with company — 8 ½ years

–    60% have advanced degrees

•      Leadership competencies

•      Alignment on strategy and focus

Slide 118:

2001 Associate Opinion Survey:

Leadership & Supervision

	AVB Associate Response	Compared to Other Service Companies
Rate the ability of SVPs and above leading AvalonBay	86%	38%
My immediate supervisor maintains high standards of performance among associates	82%	N/A
On the whole, I am satisfied with the management of AvalonBay	82%	N/A
Rate the ability of AVB to compete with other companies in the industry	88%	31%

Slide 119:

Decentralized

Local Sharp-Shooter Approach

•      Development, Construction, & Property Operations — reside within local markets

•      Intimate knowledge of local markets, politics, issues

•      Empowered asset teams

Slide 120:

Balanced with Centralized Role

•      Decentralized execution supported by centralized resources

•      Staff infrastructure — HR, IT, Finance, Marketing, Research, Purchasing, Risk Management

•      Leadership of company-wide strategies and initiatives

Slide 121:

Core Values

Commitment to Integrity

Spirit of Caring

Focus on Continuous Improvement

Slide 122:

Systematic Approach to Management Development

•      Management Review Meetings

•      Cross-Functional Opportunities (“Circuit Program”)

•      360-Degree Feedback and Development Plans

•      Training — AVB University

•      Rewards/Recognition for Performance

Slide 123:

Results

•      Voluntary Associate Turnover (24%) vs. Average Industry Voluntary Turnover (38%)*

•      Associate Satisfaction Scores

•      Internal Promotions for Succession Planning

•      Excellent Track Record

* Source: NMHC

Slide 124:

AvalonBay

Communities, Inc.

Analyst/Investor Event

Business Update

June 19, 2002

Slide 125:

Agenda

•        Market and Operating Trends

•        Investment and Finance Activity

•        Operating Tactics

Slide 126:

Market & Operating Trends

•        Jobs

Slide 127:

Market & Operating Trends

Employment Growth (by sequential quarter)

[See the slide of the same title in Exhibit 99.2.  AvalonBay interprets this graph as indicating a relationship between changes in the rate of change of jobs and, two or more quarters later, changes in the rate of change in same store revenue growth.]

Slide 128:

Marketing & Operating Trends

•        Jobs — Rate of Losses is Moderating

•        Occupancies are Rising

Slide 129:

Average Economic Occupancy

[See the slide of the same title in Exhibit 99.2.  AvalonBay noted that there was an increase in economic occupancy in the first half of 2002.]

Slide 130:

Market & Operating Trends

•        Jobs — the Rate of Losses is Moderating

•        Occupancies Rising

•        Market Rents Stabilizing — Leased Rents Decline

Slide 131:

Annual Market Rent Growth

May 2002

[See the slide of the same title in Exhibit 99.2.]

Slide 132:

Market Rent & Gross Potential Per Apt

[See the slide of the same title in Exhibit 99.2.  Gross potential rent is presented for AvalonBay and represents the average rent per apartment home that would result from renting all available apartments at market rents.  Market rents are based on market rates set by managers of AvalonBay based on their experience in renting apartments and publicly available market data, and market rents as reported by others could vary.]

Slide 133:

Market & Operating Trends

•        Jobs — the Rate of Losses is Moderating

•        Occupancies Rising

•        Market Rents Stabilizing — Leased Rents Decline

•        SSS Revenue Decline Q2, Flat Q3, Modest Q4 Growth

Slide 134:

Same Store Revenue

Historical

[See the slide of the same title in Exhibit 99.2]

Slide 135:

Agenda

•        Market and Operating Trends

•        Investment and Finance Activity

•        Operating Tactics

Slide 136:

Investment and Financing Activities

•        Investments

–    Development Yield Update

–    Lease-Up Pace & Rents at Reforecast Levels

–    Acquisitions

•        Financing

–    Low Leverage & Rent Exposure Positions for Growth

–    Preferred Redemption

–    Unsecured Notes Maturity

Slide 137:

Operating Trends

Summary Implications-On Track

•        Q2 Operating Performance Tracking Expectations

•        Leasing, Investment & Finance Activities Tracking

•        Interest Rates, Corporate Overhead Favorable

•        Affirm Financial Outlook for Qtr & Year

[AvalonBay affirmed the financial outlook it had publicly released in May 2002.]

Slide 138:

Agenda

•        Market and Operating Trends

•        Investment and Finance Activity

•        Operating Tactics

Slide 139:

Operating Tactics

•        Revenue Optimization

•        Expense Control

•        Organizational Priorities

•        Other Initiatives

Slide 140:

Revenue Optimization

•        Tiering Model Adjustments

•        Recovery Plans in Certain Markets

•        Community Performance and Market Forecast

Slide 141:

Community Performance & Market Forecast

•        Produced weekly by on-site associates

•        Establishes tangible goals/action plans

•        Focuses on Attract, Close and Retain

Slide 142:

Expense Control

•        Focus on What AVB Can Control

•        Elevate Approval Level

•        Continue Bulk Purchasing Initiatives

Slide 143:

Organizational Priorities

•        Short-term

–    Adjusting staffing levels accordingly

–    Shifting resources throughout portfolio

•        Long-term

–    Adapting to Changing Nature of Portfolio

–    Streamlining Reporting

Slide 144:

Other Initiatives

•        Customer Focus

•        Corporate Apartment Homes

[AvalonBay explained that corporate apartment homes currently account for approximately 4.0% of the portfolio and that the Company expects that amount to increase to approximately 5.0%.  Management intends to limit the number of corporate apartment homes at any one community, to limit corporate apartment home vendors to larger, more sophisticated vendors and to modify contract terms to control lease terminations.]

•        Foundation On-Site Software

[AvalonBay explained that Foundation, a new property management system, has been implemented at all communities and that immediate benefits include faster access to data, which creates efficiency and aids in responsive decision making, better management of revenue from non-residential units (garages, storage) and automated billing for transactional fees (month to month, reservation fees, etc.]

Slide 145:

Summary

•        Signs of Stabilization

•        AVB and Macro Economic Outlooks Aligned

•        Developments & Acquisitions Tracking

•        Balance Sheet Positioned for Growth

•        Operational Tactics Adjusted to Markets

[downward arrow]

Optimizing Short Term:  Positioned for Long Term